Exhibit 10.39.1

JOINDER TO

REGISTRATION RIGHTS AGREEMENT

Each of the undersigned hereby agrees that, as of the date hereof, it shall become a party to the Registration Rights Agreement, dated as of January 18, 2005 (the “Registration Rights Agreement”), by and among Energy Transfer Partners, L.P., the Guarantors named therein and Wachovia Capital Markets, LLC, Banc of America Securities Corp., BNP Paribas Securities Corp. and Greenwich Capital Markets, Inc. as a Guarantor and shall hereafter be fully bound by, and subject to, the provisions of the Registration Rights Agreement that are applicable to a Guarantor as though an original party thereto and shall hereafter be deemed a Guarantor for all purposes thereof.

Dated this 24th day of February, 2005.

HPL HOLDINGS GP, L.L.C.

By:	/s/ H. Michael Krimbill
H. Michael Krimbill
President and Chief Financial Officer

HP HOUSTON HOLDINGS, L.P.

By:	HPL HOLDINGS GP, L.L.C.,
its general partner

	By:	/s/ H. Michael Krimbill
H. Michael Krimbill
President and Chief Financial Officer

HPL CONSOLIDATION LP

By:	HPL HOLDINGS GP, L.L.C.,
its general partner

	By:	/s/ H. Michael Krimbill
H. Michael Krimbill
President and Chief Financial Officer

Joinder Agreement

HPL STORAGE GP, LLC

By:	/s/ H. Michael Krimbill
H. Michael Krimbill
President and Chief Financial Officer

HPL ASSET HOLDINGS, LP

By:	HPL STORAGE GP, LLC,
its general partner

	By:	/s/ H. Michael Krimbill
H. Michael Krimbill
President and Chief Financial Officer

HPL LEASECO, LP

By:	HPL STORAGE GP, LLC,
its general partner

	By:	/s/ H. Michael Krimbill
H. Michael Krimbill
President and Chief Financial Officer

HPL GP, LLC

By:	/s/ H. Michael Krimbill
H. Michael Krimbill
President and Chief Financial Officer

Joinder Agreement

HOUSTON PIPE LINE COMPANY, LP

By:	HPL GP, LLC,
its general partner

	By:	/s/ H. Michael Krimbill
H. Michael Krimbill
President and Chief Financial Officer

HPL RESOURCES COMPANY, LP

By:	HPL GP, LLC,
its general partner

	By:	/s/ H. Michael Krimbill
H. Michael Krimbill
President and Chief Financial Officer

HPL GAS MARKETING, LP

By:	HPL GP, LLC,
its general partner

	By:	/s/ H. Michael Krimbill
H. Michael Krimbill
President and Chief Financial Officer

HPL HOUSTON PIPE LINE COMPANY, LLC

By:	/s/ H. Michael Krimbill
H. Michael Krimbill
President and Chief Financial Officer

Joinder Agreement